ANNUAL REPORT   MAY 31, 2001

Prudential
Natural Resources Fund, Inc.

Fund Type Sector stock

Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Natural Resources Fund, Inc. (the Fund) seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies that own, explore, mine, process or develop, or provide goods and services with respect to natural resources, and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource. These resources include precious metals; ferrous and nonferrous metals; strategic metals; hydrocarbons such as oil, gas, and coal; and timberland. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 5/31/01
51.9%  Energy
20.9  Precious Metals
15.9  Base Metals
 3.6  Forest Products
 3.2  Other Diversified Products
 2.6  Miscellaneous
 1.9  Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 5/31/01
7.5%  Impala Platinum Holdings Ltd.
      Platinum
6.5   Anglo American Platinum Corp. Ltd.
      Platinum
5.8   Stillwater Mining Co.
      Palladium & Platinum
4.5   Western Gas Resources, Inc.
      Gas Pipelines
4.0   BJ Services Co.
      Oil & Gas Equipment & Services
3.5   Smith International, Inc.
      Oil & Gas Equipment & Services
2.9   Boise Cascade Corp.
      Forest Products & Paper
2.9   Weatherford International, Inc.
      Oil & Gas Equipment & Services
2.7   Alberta Energy Co. Ltd.
      Oil & Gas Production
2.7   Newfield Exploration Co.
      Oil & Gas Production

Holdings are subject to change.

       www.PruFN.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 5/31/01

                            One        Five      Ten      Since
                            Year      Years     Years   Inception2
Class A                    22.51%     55.28%   195.55%    176.75%
Class B                    21.70      49.66    174.15     187.68
Class C                    21.70      49.66      N/A      112.27
Class Z                    22.98       N/A       N/A       59.68
Lipper Natural Resources
Fund Subset Avg.3          17.06      60.51    176.00       ***

Average Annual Total Returns1     As of 6/30/01

                            One        Five      Ten      Since
                            Year      Years     Years   Inception2
Class A                    4.84%      6.17%     9.86%      7.59%
Class B                    4.52       6.32      9.59       6.96
Class C                    7.42       6.26       N/A       9.24
Class Z                   10.70        N/A       N/A       7.31

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class
C, 8/1/94; and Class Z, 9/16/96.

3 Lipper average returns are unmanaged, and are based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper Natural Resources Fund Subset category. The Lipper Natural Resources Fund Subset category includes funds that invest more than 65% of their equity commitment in natural resource stocks, and excludes funds with a greater than 75% energy weighting.

***Lipper Since Inception returns are 186.87% for Class A;
209.33% for Class B; 127.58% for Class C; and 56.05% for
Class Z, based on all funds in each share class.
                                                     1

(LOGO)                         July 17, 2001

DEAR SHAREHOLDER,
Over the 12 months ended May 31, 2001, the current reporting period of the Prudential Natural Resources Fund, mutual funds that were focused on natural resources had a strong average gain. Even as the broader stock market--as represented by the S&P 500 Index*--dropped more than 10 percentage points, the Lipper Natural Resource Fund Subset Average rose 17.06%, driven, we believe, primarily by energy resource stocks. The Fund's Class A shares outperformed the Lipper Average by more than five percentage points, rising 22.51%--16.38% to those paying the maximum one-time Class A share sales charge.

At the beginning of this reporting period, more than half of the Fund's net assets were invested in energy-related stocks, which, in the aggregate, accounted for almost half its return. However, the individual investments that made the largest contribution to the Fund's return were two platinum group stocks that were also the Fund's largest holdings as the reporting period began.

These two themes--energy and platinum--have been central to the Fund's performance over the past three years, a period over which the return on its Class A shares was more than twice the Lipper Average (which was itself well above the S&P 500
Index). The Fund's investment adviser thinks that these themes can continue for some time to come, for reasons explained in the following report.

Sincerely,


David R. Odenath, Jr., President
Prudential Natural Resources Fund, Inc.

*Standard & Poor's 500 Composite Stock Price Index (S&P 500
 Index) comprises 500 large, established, publicly traded stocks.

Prudential Natural Resources Fund, Inc.

       Annual Report      May 31, 2001

INVESTMENT ADVISER'S REPORT

OUR MAJOR THEMES HAVEN'T CHANGED
We think the best way to begin our discussion of the Fund's return over its full fiscal year ended May 31, 2001, is to revisit what we said in our semiannual report to shareholders dated November 30, 2000:

  Prices of natural resources stocks are driven in the short term by news releases and speculation. Over the long term, however, the key to success is getting the dynamics of supply and demand right for the basic commodities. We are contrarian in philosophy because we have to form an independent judgment about where supply and demand will be in the future, and then wait for other investors to come to our view as the future comes nearer. In this reporting period, the action was in the energy sector.

  We benefited from being early to foresee the present energy shortage, and we believe most investors still don't appreciate its causes.

Measured oil inventories are low, Iraq's production is erratic and undependable, OPEC has reduced production by two million barrels a day, and non-OPEC supply has stopped growing. Probably the most important factor in today's high oil prices is the plateauing of non-OPEC supply because of declining production from existing oil fields. With global oil consumption still growing, OPEC now supplies nearly 35% of the world's oil. Consequently, it has regained pricing control--something it hasn't had since the late 1970s. We think oil prices can stay in the mid-to-high $20-per-barrel range, which is higher than most people think.

Moreover, oil appears expensive today in comparison with prices two years ago, but the inflation-adjusted price of oil is still below what it was 30 years ago. Americans have been lax about energy conservation because energy has been very cheap compared with past prices. We think the era of cheap

Prudential Natural Resources Fund, Inc.

    Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/01
---------------------------------------------------------------------
7.5%  Impala Platinum Holdings Ltd./Platinum
      Impala operates a platinum mine in South Africa that is the world's second largest. South Africa provides 60% of the world's platinum supply. The value of these deposits increases as demand continually rises while supplies deplete. For its fiscal year ended June 2000, earnings were 81% higher than the year before, and that year was 134% higher than the prior year. Impala's share price more than doubled over our reporting period.

6.5%  Anglo American Platinum Corp. Ltd. /Platinum
      Anglo American operates many mines in South Africa. We believe it has the greatest long-term potential of platinum/palladium companies because of its extensive assets. Its earnings in 2000 were up 165% from 1999. Its share price rose 118% over the Fund's reporting period.

5.8%  Stillwater Mining Co./Palladium & Platinum
      Stillwater's Montana mines are the only significant palladium and platinum source outside the Republic of South Africa and Russia. Palladium is primarily used in automobile catalytic converters, and new supplies have not kept up with the world's demand. Both sales and earnings for the first quarter of 2001 were more than twice the levels of a year earlier.

4.5%  Western Gas Resources, Inc./Gas Pipelines
      Western produces natural gas in the major gas-producing basins of the United States, and is benefiting from the shortage of the fuel. Its earnings in the first quarter of 2001 were more than four times the level a year earlier. Its share price rose 68% over the Fund's reporting period.

4.0%  BJ Services Co./Oil & Gas Equipment & Services
      BJ Services provides pressure pumping and cementing services, which are very sensitive to increases in drilling activity.
      BJ's earnings have been rising steadily and very rapidly since its June 1999 fiscal quarter.

      Holdings are subject to change.
4
              www.PruFN.com  (800) 225-1852

Annual Report      May 31, 2001

energy may be coming to an end as consumption increases in Asian countries with vast populations, good economic growth, and low current consumption. (Recent figures for annual GDP growth rates in China and India are 8.1% and 6.0%, respectively.) Moreover, growth in the United States and Europe has slowed, but there is no sign yet of economic contraction.

The increase in oil prices has driven a wave of exploration and drilling. Companies that service this activity were among the largest contributors to the Fund's return over this reporting period, including Weatherford International and W-H Energy Services. Our largest holdings at period end included BJ Services (see Comments on Largest Holdings) and Smith International.

However, one of our investments in this area, Maverick Tube, was the largest detractor from the Fund's return. Maverick makes the specialized steel tubing used to surround well bores during drilling. It was among the Fund's best-performing stocks in our prior fiscal year, and the company has had no earnings or operational disappointments. However, some investors expected imported steel to affect its market, and Maverick shares dropped sharply in the volatile and sensitive investing environment of the past year. We think these rumors were without substance, and we expect the stock to resume its upward path.

Share prices of several other oil exploration and services companies were hurt during the period when the notion that future energy prices would be lower was accepted by many investors. But, in the aggregate, the Fund's holdings in this area made a significant positive contribution to its return.

NATURAL GAS IS ALSO IN DEMAND
We also think natural gas is a strong long-term investment. News reports about current shortages in California abound, but we think the longer-term prospects are even more dire for natural gas users and good for companies that produce, transport, or trade it. For the past several years, almost all new
                                5

Prudential Natural Resources Fund, Inc.

   Annual Report        May 31, 2001

electricity-generating plants have been designed for clean-burning natural gas. As consumption rises, current reserves are being depleted. New production is barely replacing the depleted reserves, so we expect prices to continue to rise.

In this reporting period, the substantially rising share prices of Western Gas Resources (see Comments on Largest
Holdings), Kinder Morgan (no longer in the portfolio), and Canadian Natural Resources contributed to the Fund's performance.

OTHER ENERGY-RELATED INVESTMENTS ALSO ROSE
The Fund's investments in other energy sources also benefited from low initial share prices and the rise of long-term concerns about energy. It had large gains on small holdings of Massey Energy, a coal company; Fluor, a company that builds power plants; and Cameco, which produces uranium.

PLATINUM GROUP METALS CONTINUE TO RISE
Our three largest holdings at period end--and three of the four largest contributors to the Fund's return--were mines for platinum group metals. Platinum and palladium are precious metals that are used for jewelry, automobile catalytic converters, and in electronics. They are chemically related and tend to occur together in nature, along with several other chemically related rare metals. Demand for platinum jewelry keeps rising, particularly in China and India, while palladium consumption is already well ahead of production. Demand for both metals for auto catalytic converters is also growing rapidly as auto use in developing countries rises along with concern about air quality. Moreover, supply growth should be modest because many of the South African mines that supply 80% of the world's platinum are facing declining production because they are mining lower-grade ores. Consequently, the price for these metals keeps rising, and the future continues to look bullish.

                              www.PruFN.com  (800) 225-1852

In fact, we believe demand will increase even faster than most investors expect. Platinum is an important component of fuel cell technology, a low-pollution (including carbon dioxide) electricity source that we expect to be used extensively for home power in the future. So, although these stocks have already made substantial contributions to our return over several years, we believe they still have room to rise.

LOOKING AHEAD
We began this report by explaining that long-term supply and demand are the ultimate determinants of natural resource share prices. Nothing significant has changed in prospective supply or demand for the two themes that dominated this fiscal year's report. We think that platinum group metal prices will continue to rise, and so will share prices. Energy resource prices may plateau, but we don't expect a substantial decline.

We have bolstered our exposure to energy demand by adding firms producing fuels other than oil and gas: Massey Energy, Fluor, and Cameco. Fluor also builds electricity-generating plants. The shares of all three have been rising steeply, and have already contributed to this period's return. We are also adding other engineering construction companies that we expect to benefit from the demand for more energy infrastructure.

We maintain a modest exposure to gold and silver. Over the long term, we expect rising demand to push prices up, but for the immediate future, demand is being met by central banks' sales from their reserves.

Prudential Natural Resources Fund Management Team

Prudential Natural Resources Fund, Inc.

       Annual Report      May 31, 2001

Financial
  Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
Common Stocks  96.9%
-------------------------------------------------------------------------------------
Aluminum  3.7%
    37,500   Alcoa, Inc.                                             $    1,618,125
    27,900   Century Aluminum Co.                                           552,420
   351,700   Kaiser Aluminum Corp.                                        1,459,555
                                                                     --------------
                                                                          3,630,100
-------------------------------------------------------------------------------------
Coal  3.1%
    41,400   Massey Energy Co.                                              964,620
    60,500   Peabody Energy Corp.(a)                                      2,053,975
                                                                     --------------
                                                                          3,018,595
-------------------------------------------------------------------------------------
Diversified Operations  1.1%
    76,200   Atna Resources Ltd.(a)                                          19,046
    11,100   FMC Corp.(a)                                                   847,152
   110,800   Ivanhoe Mines Ltd.                                             143,868
   188,500   Tiomin Resources, Inc.(a)                                       91,784
                                                                     --------------
                                                                          1,101,850
-------------------------------------------------------------------------------------
Engineering & Construction  3.2%
    21,315   Bouygues Offshore SA(a)                                      1,064,672
    21,300   Fluor Corp.                                                  1,242,216
    59,700   Foster Wheeler Corp.                                           751,026
                                                                     --------------
                                                                          3,057,914
-------------------------------------------------------------------------------------
Financial Services  2.6%
    50,000   Globaly Corp.                                                  448,938
    47,000   Kobayashi Yoko Co., Ltd.                                       516,657
   127,000   Nihon Unicom Corp.                                             799,278
   379,675   Repadre Capital Corp.(a)                                       714,833
                                                                     --------------
                                                                          2,479,706
-------------------------------------------------------------------------------------
Forest Products & Paper  2.9%
    79,200   Boise Cascade Corp.                                          2,791,800
   546,888   Fletcher Challenge Ltd.(a)                                      71,524
                                                                     --------------
                                                                          2,863,324

    See Notes to Financial Statements                                      9

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Gas Pipelines  4.6%
     4,500   Aquila, Inc.(a)                                         $      133,650
   114,300   Western Gas Resources, Inc.                                  4,354,830
                                                                     --------------
                                                                          4,488,480
-------------------------------------------------------------------------------------
Gold  7.1%
    63,500   Agnico-Eagle Mines Ltd.                                        496,770
    17,276   AngloGold Ltd. (South African Rand)                            639,212
    11,492   AngloGold Ltd. (Australian Dollar)                             406,685
    96,800   Arizona Star Resource Corp.(a)                                  53,732
       465   Ashanti Goldfields Co., Ltd. (GDR)                               1,121
   363,400   Avgold Ltd.(a)                                                 211,226
    99,700   Black Hawk Mining, Inc.(a)                                       8,415
    94,300   Delta Gold Ltd.                                                 65,789
   423,300   Durban Roodepoort Deep Ltd. (ADR)(a)                           465,630
    26,300   Durban Roodepoort Deep Ltd.(a)                                  29,259
    10,540   European Goldfields Ltd.(a)                                     28,398
    20,800   Francisco Gold Corp.(a)                                         83,049
   105,400   Gabriel Resources Ltd.(a)(c)                                   277,134
    60,976   Gold Fields Ltd. (ADR)                                         245,733
   104,600   Goldcorp, Inc.                                                 961,274
    57,100   Golden Star Resources Ltd.(a)                                   28,550
    75,800   Harmony Gold Mining Co., Ltd.                                  388,001
    34,000   Harmony Gold Mining Co., Ltd. (ADR)                            164,900
   162,300   IAMGOLD Corp.(a)                                               300,302
   298,300   Kinross Gold Corp.(a)                                          228,523
    95,400   Meridian Gold, Inc.(a)                                         696,780
    38,711   Newmont Mining Corp.                                           793,188
   108,000   Randgold & Exploration Co., Ltd.(a)                            109,350
    20,040   TVX Gold, Inc.(a)                                               14,051
    52,500   Western Areas Ltd.(a)                                          144,375
                                                                     --------------
                                                                          6,841,447
-------------------------------------------------------------------------------------
Metals-Non Ferrous  4.1%
    40,300   Cameco Corp.                                                 1,041,317
   114,400   Freeport-McMoRan Copper & Gold, Inc.(a)                      1,592,448
    38,000   Korea Zinc Co., Ltd.                                           533,958

    10                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    89,200   USEC, Inc.                                              $      835,804
                                                                     --------------
                                                                          4,003,527
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  21.0%
    51,800   BJ Services Co.(a)                                           3,885,000
    20,600   Cooper Cameron Corp.(a)                                      1,427,168
    49,400   Grant Prideco, Inc.(a)                                       1,112,488
    23,800   Hydril Co.(a)                                                  708,050
    29,300   Marine Drilling Cos., Inc.(a)                                  761,800
   102,400   Maverick Tube Corp.(a)                                       2,472,960
    17,900   NATCO Group, Inc. Class A(a)                                   214,800
    94,600   Oil States International, Inc.(a)                            1,333,860
    43,300   Smith International, Inc.(a)                                 3,364,410
    62,000   Stolt Offshore SA (ADR)(a)                                     908,300
    43,900   W-H Energy Services, Inc.(a)                                 1,321,390
    49,400   Weatherford International, Inc.(a)                           2,784,678
                                                                     --------------
                                                                         20,294,904
-------------------------------------------------------------------------------------
Oil & Gas Production  19.5%
    57,700   Alberta Energy Co., Ltd.                                     2,623,715
    65,800   Anderson Exploration Ltd.(a)                                 1,501,571
    13,300   Apache Corp.                                                   792,015
     9,786   Avid Oil & Gas Ltd. Class A(a)                                  36,786
    19,200   Brigham Exploration Co.(a)                                      79,680
    20,450   Burlington Resources, Inc.                                   1,000,005
    55,834   Canadian Natural Resources Ltd.(a)                           1,884,943
    35,100   Devon Energy Corp.                                           2,043,171
    61,700   Encore Aquisition Co.(a)                                       977,945
    20,200   FX Energy, Inc.(a)                                              62,216
   190,600   Genoil, Inc.(a)                                                 17,324
    29,700   McMoRan Exploration Co.(a)                                     393,525
    27,400   Miller Exploration Co.(a)                                       31,510
    73,200   Newfield Exploration Co.(a)                                  2,575,176
    25,400   Noble Affiliates, Inc.                                       1,054,354
    69,886   Pioneer Natural Resources Co.                                1,474,595
    10,620   Talisman Energy, Inc.                                          431,612
    19,140   Talisman Energy, Inc.(a)                                       778,807

    See Notes to Financial Statements                                     11

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    37,875   XTO Energy, Inc.                                        $    1,117,312
                                                                     --------------
                                                                         18,876,262
-------------------------------------------------------------------------------------
Oil Refinery Services  1.9%
    40,900   Valero Energy Corp.                                          1,803,281
-------------------------------------------------------------------------------------
Platinum  19.8%
   120,400   Anglo American Platinum Corp. Ltd.                           6,321,000
   122,400   Impala Platinum Holdings Ltd.                                7,236,900
   176,800   Stillwater Mining Co.(a)                                     5,622,240
    19,480   Zimbabwe Platinum Mines Ltd.(a)                                  9,553
                                                                     --------------
                                                                         19,189,693
-------------------------------------------------------------------------------------
Precious Metals  0.5%
    43,900   Aber Diamond Corp.(a)                                          471,406
-------------------------------------------------------------------------------------
Silver  1.8%
   186,200   Apex Silver Mines Ltd.(a)                                    1,694,420
                                                                     --------------
             Total common stocks (cost $65,025,368)                      93,814,909
                                                                     --------------
PREFERRED STOCK  0.2%
-------------------------------------------------------------------------------------
Oil & Gas Production
       182   KCS Energy, Inc.(a)
              (cost $182,000)                                               182,000
                                                                     --------------
STAPLE UNIT  0.7%
-------------------------------------------------------------------------------------
Forest Products
    83,100   TimberWest Forest Ltd.(b)
              (cost $625,209)                                               650,104
                                                                     --------------
WARRANTS(a)
-------------------------------------------------------------------------------------
Gold
    19,342   Durban Roodepoort Deep Ltd. Expiring 6/30/02 @ ZAR
              $6000                                                           2,369
-------------------------------------------------------------------------------------
Silver
    75,000   Apex Silver Mines Ltd. Expiring 11/4/02 @ US $18                45,000
                                                                     --------------
             Total warrants (cost $0)                                        47,369
                                                                     --------------
             Total long-term investments (cost $65,832,577)              94,694,382
                                                                     --------------

    12                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.8%
CONVERTIBLE BONDS  0.3%
-------------------------------------------------------------------------------------
Precious Metals
$       300   Randgold Finance BVI Ltd.,
               Sec'd Gtd., 7.50%, 9/30/01
               (cost $300,350)                                     $        257,250
-------------------------------------------------------------------------------------
Repurchase Agreements  1.5%
      1,435   Joint Repurchase Agreement Account,
               4.04%, 6/1/01
               (cost $1,435,000; Note 5)                                  1,435,000
                                                                   ----------------
              Total short-term investments
               (cost $1,735,350)                                          1,692,250
                                                                   ----------------
              Total Investments  99.6%
               (cost $67,567,927; Note 4)                                96,386,632
              Other assets in excess of liabilities  0.4%                   431,749
                                                                   ----------------
              Net Assets  100%                                     $     96,818,381
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) A Stapled Unit consists of 1 common share, 100 preferred shares, and 1 subordinate note receipt.
(c) Represents a security that is partially restricted; the cost is $157,972. The value $262,935 is approximately 0.3% of net assets.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
SA--Societe Anonyme (French Corporation).

The classification of portfolio holdings by country and other assets in excess of liabilities shown as a percentage of net assets as of May 31, 2001 was as follows:

United States.....................................................   62.8%
South Africa......................................................   17.2
Canada............................................................   13.2
Japan.............................................................    1.8
Cayman Islands....................................................    1.8
France............................................................    1.1
United Kingdom....................................................    0.9
South Korea.......................................................    0.6
Australia.........................................................    0.1
New Zealand.......................................................    0.1
                                                                    -----
                                                                     99.6
Other assets in excess of liabilities.............................    0.4
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----
    See Notes to Financial Statements                                     13

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities

                                                                   May 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $67,567,927)                           $ 96,386,632
Foreign currency, at value (cost $29,858)                                29,884
Cash                                                                     16,507
Receivable for Fund shares sold                                         652,256
Dividends and interest receivable                                        56,155
Other assets                                                             10,985
                                                                ------------------
      Total assets                                                   97,152,419
                                                                ------------------
LIABILITIES
Accrued expenses and other liabilities                                  149,476
Management fee payable                                                   59,810
Distribution fee payable                                                 46,793
Payable for Fund shares reacquired                                       41,482
Payable for investments purchased                                        31,441
Withholding taxes payable                                                 5,036
                                                                ------------------
      Total liabilities                                                 334,038
                                                                ------------------
NET ASSETS                                                         $ 96,818,381
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     53,190
   Paid-in capital in excess of par                                  69,439,406
                                                                ------------------
                                                                     69,492,596
   Undistributed net investment income                                  134,510
   Accumulated net realized loss on investments                      (1,627,568)
   Net unrealized appreciation on investments and foreign
      currencies                                                     28,818,843
                                                                ------------------
Net assets, May 31, 2001                                           $ 96,818,381
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   May 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($41,934,400 / 2,200,870 shares of common stock
      issued and outstanding)                                            $19.05
   Maximum sales charge (5% of offering price)                             1.00
   Maximum offering price to public                                      $20.05
Class B:
   Net asset value, offering price and redemption price per
      share ($42,287,541 / 2,440,741 shares of common stock
      issued and outstanding)                                            $17.33
Class C:
   Net asset value and redemption price per share
      ($4,277,291 / 246,880 shares of common stock issued
      and outstanding)                                                   $17.33
   Sales charge (1% of offering price)                                      .18
   Offering price to public                                              $17.51
Class Z:
   Net asset value, offering price and redemption price per
      share ($8,319,149 / 430,512 shares of common stock
      issued and outstanding)                                            $19.32

    See Notes to Financial Statements                                     15

       Prudential Natural Resources Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                   May 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $16,324)         $  1,792,540
   Interest                                                              59,997
                                                                ------------------
      Total income                                                    1,852,537
                                                                ------------------
Expenses
   Management fee                                                       611,534
   Distribution fee--Class A                                             84,422
   Distribution fee--Class B                                            397,929
   Distribution fee--Class C                                             29,226
   Custodian's fees and expenses                                        170,000
   Transfer agent's fees and expenses                                   135,000
   Registration fees                                                     44,000
   Reports to shareholders                                               40,000
   Legal fees and expenses                                               34,000
   Audit fee                                                             32,000
   Directors' fees and expenses                                           7,800
   Miscellaneous                                                          5,179
                                                                ------------------
      Total expenses                                                  1,591,090
                                                                ------------------
Net investment income                                                   261,447
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            7,846,588
   Foreign currency transactions                                        (79,502)
                                                                ------------------
                                                                      7,767,086
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        8,833,081
   Foreign currencies                                                       (19)
                                                                ------------------
                                                                      8,833,062
                                                                ------------------
Net gain on investments and foreign currencies                       16,600,148
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 16,861,595
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended May 31,
                                            ----------------------------------------
                                                   2001                  2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                $    261,447          $   (567,949)
   Net realized gain (loss) on investment
      and foreign currency transactions           7,767,086            (1,384,106)
   Net change in unrealized appreciation
      on investments and foreign
      currencies                                  8,833,062            25,448,866
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                            16,861,595            23,496,811
                                            ------------------    ------------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                 26,198,059            21,466,511
   Cost of shares reacquired                    (26,987,212)          (35,878,299)
                                            ------------------    ------------------
   Net decrease in net assets from Fund
      share transactions                           (789,153)          (14,411,788)
                                            ------------------    ------------------
Total increase                                   16,072,442             9,085,023
NET ASSETS
Beginning of year                                80,745,939            71,660,916
                                            ------------------    ------------------
End of year(a)                                 $ 96,818,381          $ 80,745,939
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                  $    134,510          $         --
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements

      Prudential Natural Resources Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the last sales price on the exchange on which they are traded, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of
    18

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
                                                                          19

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest, capital gains and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $126,937 and decrease accumulated net realized loss on investments by $126,937 for realized foreign currency losses during the fiscal year ended May 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC
    20

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and book-keeping costs of the Fund. The Fund bears all other costs and expenses including the fees paid to PIFM under the management agreement. Effective March 31, 2001 PIC changed its name to Prudential Investment Management Inc. ('PIM').

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended May 31, 2001.

      PIMS has advised the Fund that it has received approximately $24,100 and $10,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2001. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended May 31, 2001, it received approximately $84,300 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM, PIMS and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. Interest on any such borrowings was at market rates. The purpose of the agreement was to serve as an alternative source of funding for capital share redemptions. The Fund paid a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment
                                                                          21

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

fee was accrued and paid quarterly on a pro rata basis by the Fund. The SCA expired on March 9, 2001.

      On March 7, 2001, the Fund entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Fund pays a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 4, 2002. The Fund did not borrow any amounts pursuant to the SCA or the amended SCA during the year ended May 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, served as the Fund's transfer agent and during the year ended May 31, 2001, the Fund incurred fees of approximately $116,200 for the services of PMFS. As of May 31, 2001, approximately $10,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31,2001 were $21,073,519 and $23,022,621, respectively.

      The cost basis of investments for federal income tax purposes as of May 31, 2001 was $68,505,646 and accordingly, net unrealized appreciation for federal income tax purposes was $27,880,986 (gross unrealized appreciation-- $38,631,159 gross unrealized depreciation--$10,750,173).

      For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 2001 of approximately $965,300 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net currency losses of approximately $65,500 incurred in the seven month period ended May 31, 2001 as having occured in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2001, the Fund had a
 .24% undivided interest in the repurchase agreements in the joint account. The undivided interest for
    22

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

the Fund represented $1,435,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      Greenwich Capital Markets, 4.07%, in the principal amount of $175,000,000, repurchase price $175,019,785, due 6/1/01. The value of the collateral including accrued interest was $178,502,055.

      UBS Warburg, 3.95%, in the principal amount of $86,096,000, repurchase price $86,105,447, due 6/1/01. The value of the collateral including accrued interest was $87,820,591.

      Bear, Stearns & Co. Inc., 4.06%, in the principal amount of $175,000,000, repurchase price $175,019,736, due 6/1/01. The value of the collateral including accrued interest was $180,324,765.

      State Street Bank & Trust, 4.05%, in the principal amount of $170,000,000, repurchase price $170,019,125, due 6/1/01. The value of the collateral including accrued interest was $173,411,076.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2001:
Shares sold                                                     429,419    $  7,060,012
Shares reacquired                                              (629,224)    (10,224,707)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (199,805)     (3,164,695)
Shares issued upon conversion from Class B                      537,111       8,822,315
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   337,306    $  5,657,620
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          23

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     662,396    $  8,846,281
Shares reacquired                                            (1,206,092)    (15,855,008)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (543,696)     (7,008,727)
Shares issued upon conversion from Class B                      294,709       3,858,586
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (248,987)   $ (3,150,141)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended May 31, 2001:
Shares sold                                                     541,141    $  8,312,308
Shares reacquired                                              (757,977)    (11,115,347)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (216,836)     (2,803,039)
Shares reacquired upon conversion into Class A                 (587,988)     (8,822,315)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (804,824)   $(11,625,354)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     599,846    $  7,325,874
Shares reacquired                                            (1,292,774)    (15,757,225)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (692,928)     (8,431,351)
Shares reacquired upon conversion into Class A                 (320,275)     (3,858,586)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,013,203)   $(12,289,937)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended May 31, 2001:
Shares sold                                                     152,798    $  2,345,106
Shares reacquired                                               (51,821)       (776,393)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   100,977    $  1,568,713
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                      55,232    $    679,122
Shares reacquired                                               (59,300)       (730,825)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    (4,068)   $    (51,703)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended May 31, 2001:
Shares sold                                                     500,120    $  8,480,633
Shares reacquired                                              (290,256)     (4,870,765)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   209,864    $  3,609,868
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2000:
Shares sold                                                     340,053    $  4,615,234
Shares reacquired                                              (262,094)     (3,535,241)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    77,959    $  1,079,993
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Natural Resources Fund, Inc
 Financial
       Highlights

       Prudential Natural Resources Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                  May 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   15.55
                                                                    ----------
Income from investment operations
Net investment income (loss)                                               .13
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                    ----------
      Total from investment operations                                    3.50
                                                                    ----------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on
   investments                                                              --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of year                                         $   19.05
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                         22.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  41,934
Average net assets (000)                                             $  33,769
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.57%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.32%
Net investment income (loss)                                               .78%
For Class A, B, C and Z shares:
Portfolio turnover                                                          26%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    26                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)
-------------------------------------------------------------------------------------
    $  11.33             $  11.69             $  16.27             $  17.34
    --------             --------             --------             --------
        (.04)                (.05)                (.08)                (.07)
        4.26                  .20                (2.33)                 .94
    --------             --------             --------             --------
        4.22                  .15                (2.41)                 .87
    --------             --------             --------             --------
          --                   --                (2.17)               (1.94)
          --                 (.51)                  --                   --
    --------             --------             --------             --------
          --                 (.51)               (2.17)               (1.94)
    --------             --------             --------             --------
    $  15.55             $  11.33             $  11.69             $  16.27
    --------             --------             --------             --------
    --------             --------             --------             --------
       37.25%                2.41%              (14.41)%               5.37%
    $ 28,971             $ 23,930             $ 28,491             $ 47,054
    $ 26,574             $ 22,683             $ 37,933             $ 40,393
        1.53%                1.79%                1.55%                1.48%
        1.28%                1.54%                1.30%                1.23%
        (.27)%               (.53)%               (.54)%               (.43)%
          22%                  16%                  25%                  53%

    See Notes to Financial Statements                                     27

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                  May 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   14.24
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.02)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.11
                                                                    ----------
   Total from investment operations                                       3.09
                                                                    ----------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on
   investments                                                              --
                                                                    ----------
Total distributions                                                         --
                                                                    ----------
Net asset value, end of year                                         $   17.33
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                         21.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  42,288
Average net assets (000)                                             $  39,793
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                2.32%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.32%
Net investment loss                                                      (0.16)%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    28                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)
-------------------------------------------------------------------------------------
    $  10.46             $  10.92             $  15.46             $  16.70
    --------             --------             --------         ----------------
        (.13)                (.12)                (.17)                (.19)
        3.91                  .17                (2.20)                 .89
    --------             --------             --------         ----------------
        3.78                  .05                (2.37)                 .70
    --------             --------             --------         ----------------
          --                   --                (2.17)               (1.94)
          --                 (.51)                  --                   --
    --------             --------             --------         ----------------
          --                 (.51)               (2.17)               (1.94)
    --------             --------             --------         ----------------
    $  14.24             $  10.46             $  10.92             $  15.46
    --------             --------             --------         ----------------
    --------             --------             --------         ----------------
       36.14%                1.64%              (14.96)%               4.51%
    $ 46,230             $ 44,533             $ 67,029             $111,464
    $ 45,728             $ 48,644             $ 86,864             $107,361
        2.28%                2.54%                2.30%                2.23%
        1.28%                1.54%                1.30%                1.23%
       (1.04)%              (1.28)%              (1.28)%              (1.18)%

    See Notes to Financial Statements                                     29

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                  May 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   14.24
                                                                    ----------
Income from investment operations
Net investment income (loss)                                               .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.08
                                                                    ----------
   Total from investment operations                                       3.09
                                                                    ----------
Less distributions
Distributions from net realized gains on investments                        --
Distributions in excess of net realized gains on
   investments                                                              --
                                                                    ----------
Total distributions                                                         --
                                                                    ----------
Net asset value, end of year                                         $   17.33
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                         21.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   4,277
Average net assets (000)                                             $   2,923
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                        2.32%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                        1.32%
Net investment income (loss)                                               .05%

------------------------------
(a) Calculated based on average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
    30                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)              1997(a)
-------------------------------------------------------------------------------------
     $10.46               $10.92               $15.46               $16.70
    -------              -------              -------              -------
       (.13)                (.12)                (.18)                (.19)
       3.91                  .17                (2.19)                 .89
    -------              -------              -------              -------
       3.78                  .05                (2.37)                 .70
    -------              -------              -------              -------
         --                   --                (2.17)               (1.94)
         --                 (.51)                  --                   --
    -------              -------              -------              -------
         --                 (.51)               (2.17)               (1.94)
    -------              -------              -------              -------
     $14.24               $10.46               $10.92               $15.46
    -------              -------              -------              -------
    -------              -------              -------              -------
      36.14%                1.64%              (14.96)%               4.51%
     $2,078               $1,568               $1,844               $2,542
     $1,851               $1,490               $2,060               $2,041
       2.28%                2.54%                2.30%                2.23%
       1.28%                1.54%                1.30%                1.23%
      (1.04)%              (1.28)%              (1.35)%              (1.18)%

    See Notes to Financial Statements                                     31

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                  May 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 15.71
                                                                      -------
Income from investment operations
Net investment income (loss)                                              .20
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         3.41
                                                                      -------
   Total from investment operations                                      3.61
                                                                      -------
Less distributions
Distributions from net realized gains on investments                       --
Distributions in excess of net realized gains on
   investments                                                             --
                                                                      -------
Total distributions                                                        --
                                                                      -------
Net asset value, end of period                                        $ 19.32
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                        22.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 8,319
Average net assets (000)                                              $ 5,053
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.32%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.32%
Net investment income (loss)                                             1.22%

------------------------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
    32                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                      Class Z
------------------------------------------------------------------------------------
                    Year Ended May 31,                         September 16, 1996(d)
----------------------------------------------------------            Through
    2000(a)              1999(a)              1998(a)              May 31, 1997
------------------------------------------------------------------------------------
     $11.42               $11.76               $16.30                 $ 17.08
    -------              -------              -------                 -------
         --(e)              (.03)                (.05)                   (.03)
       4.29                  .20                (2.32)                   1.19
    -------              -------              -------                 -------
       4.29                  .17                (2.37)                   1.16
    -------              -------              -------                 -------
         --                   --                (2.17)                  (1.94)
         --                 (.51)                  --                      --
    -------              -------              -------                 -------
         --                 (.51)               (2.17)                  (1.94)
    -------              -------              -------                 -------
     $15.71               $11.42               $11.76                 $ 16.30
    -------              -------              -------                 -------
    -------              -------              -------                 -------
      37.57%                2.56%              (14.12)%                  7.17%
     $3,467               $1,630               $1,761                 $ 3,140
     $2,552               $1,381               $2,581                 $   994
       1.28%                1.54%                1.30%                   1.23%(c)
       1.28%                1.54%                1.30%                   1.23%(c)
          0%                (.30)%               (.33)%                  (.18)%(c)

    See Notes to Financial Statements                                     33

       Prudential Natural Resources Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2001
    34

       Prudential Natural Resources Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on January 17, and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

   - Saul K. Fenster
   - Delayne D. Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called a 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the current fiscal year.
                                                                          35

       Prudential Natural Resources Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the preceding matters were:

                                           Votes        Votes       Votes
                   Matter                   For        Against     Withheld     Abstentions
        -----------------------------    ---------     -------     --------     -----------
(1)D    Saul K. Fenster                  2,579,700          --      78,431             --
        Delayne D. Gold                  2,580,080          --      78,051             --
        Robert F. Gunia                  2,581,359          --      76,772             --
        Douglas McCorkindale             2,581,167          --      76,964             --
        W. Scott McDonald, Jr.           2,581,372          --      76,759             --
        Thomas T. Mooney                 2,581,042          --      77,089             --
        Stephen P. Munn                  2,581,406          --      76,725             --
        David R. Odenath, Jr.            2,581,691          --      76,440             --
        Richard A. Redeker               2,581,578          --      76,553             --
        Judy A. Rice                     2,581,553          --      76,578             --
        Robin B. Smith                   2,581,145          --      76,986             --
        Louis A. Weil, III               2,580,743          --      77,388             --
        Clay T. Whitehead                2,581,362          --      76,769             --

(2)*    PIFM & Jennison                  2,601,878      69,923          --         41,090

(3)D    PIFM                             1,821,898     172,343          --         76,357

(4)D    PIFM                             1,856,471     136,987          --         77,140

(5a)D   Fund Diversification             1,862,304     129,762          --         78,532

(5b)D   Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          1,854,469     143,947          --         72,182

(5c)D   Buying and Selling Real
         Estate                          1,870,111     134,840          --         65,647

(5d)D   Buying and Selling
         Commodities and Commodity
         Contracts                       1,874,109     127,835          --         68,654

(5e)D   Fund Concentration               1,906,245      93,213          --         71,140

(5f)D   Making Loans                     1,855,062     138,861          --         76,675

(5g)D   Other Investment Restrictions    1,868,181     113,084          --         89,333

(6)D    PricewaterhouseCoopers LLP       2,562,762      44,973          --         50,396

------------------------------
* Approved at the January 17, 2001 meeting.
D Approved at the February 22, 2001 meeting.
    36

Prudential Natural Resources Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Natural Resources Fund, Inc.

     Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
          www.PruFN.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Natural Resources Fund, Inc.

    Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

               www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Natural Resources Fund, Inc.

       Class A     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 5/31/01
                     One Year   Five Years   Ten Years  Since Inception
With Sales Charge     16.38%       8.09%       10.88%       8.89%
Without Sales Charge  22.51%       9.20%       11.45%       9.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past ten years in terms of total annual return. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital International World Index (MSCI World Index) by portraying the initial account values at the beginning of the 10-year period, and the account values at the end of the current fiscal year (May 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the MSCI World Index may be very different from those in the Fund. The total returns of the MSCI World Index would be lower if they included the effect of any sales charges. The MSCI World Index is not the only one that may be used to characterize the performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                    www.PruFN.com  (800) 225-1852

          Class B     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 5/31/01
                     One Year   Five Years   Ten Years  Since Inception
With Sales Charge     16.70%       8.25%       10.61%       8.03%
Without Sales Charge  21.70%       8.40%       10.61%       8.03%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years for the past 10 years in terms of total annual return. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class B shares) with a similar investment in the MSCI World Index by portraying the initial account values at the beginning of the 10-year period, and the account values at the end of the current fiscal year (May 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on May 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the MSCI World Index may be very different from those in the Fund. The total returns of the MSCI World Index would be lower if they included the effect of any sales charges. The MSCI World Index is not the only one that may be used to characterize the performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Natural Resources Fund, Inc.

         Class C     Growth of a $10,000 Investment


                 (GRAPH)

Average Annual Total Returns as of 5/31/01
                     One Year   Five Years   Ten Years  Since Inception
With Sales Charge     19.48%       8.18%        N/A        11.48%
Without Sales Charge  21.70%       8.40%        N/A        11.65%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years since inception of the share class in terms of total annual return. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class C shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations, and the account values at the end of the current fiscal year (May 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on May 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the MSCI World Index may be very different from those in the Fund. The total returns of the MSCI World Index would be lower if they included the effect of any sales charges. The MSCI World Index is not the only one that may be used to characterize the performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                  www.PruFN.com  (800) 225-1852

        Class Z     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 5/31/01
                     One Year   Five Years   Ten Years  Since Inception
With Sales Charge     22.98%        N/A         N/A         10.46%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years since inception of the share class in terms of total annual return. The graph compares a $10,000 investment in the Prudential Natural Resources Fund, Inc. (Class Z shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations, and the account values at the end of the current fiscal year (May 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

*Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI World Index is a weighted index comprising approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the MSCI World Index may be very different from those in the Fund. The total returns of the MSCI World Index would be lower if they included the effect of any sales charges. The MSCI World Index is not the only one that may be used to characterize the performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION


Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.PruFN.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
Class A          PGNAX     743970105
Class B          PRGNX     743970204
Class C          PNRCX     743970303
Class Z          PNRZX     743970402

MF135E

(LOGO) Printed on Recycled Paper